SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: FEBRUARY 3, 2004
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-16725                   42-1520346
(State or other jurisdiction    Commission file number       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)


                                 (515) 247-5111
                         (Registrant's telephone number,
                              including area code)

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ITEM 7.  EXHIBITS

99       Table of full service accumulation sales for various reporting periods

ITEM 9.  REGULATION FD DISCLOSURE

Investors have asked for additional information regarding Principal Financial Group, Inc.'s full service accumulation sales. Exhibit 99, attached, shows our full service accumulation sales for various reporting periods, including the three and twelve month periods ended December 31, 2003.



                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      PRINCIPAL FINANCIAL GROUP, INC.


                      By:       /S/ THOMAS J. GRAF
                      ---------------------------------------------
                      Name:     Thomas J. Graf
                      Title:    Senior Vice President - Investor Relations



Date:  February 3, 2004



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                                                                      EXHIBIT 99

                        FULL SERVICE ACCUMULATION SALES(1)
                                 (IN BILLIONS)

                                            THREE MONTHS ENDED                                           TWELVE MONTHS ENDED
                           --------------------------------------------------------------  -----------------------------------------
                           31-Dec-03    30-Sep-03    30-June-03    31-Mar-03    31-Dec-02   31-Dec-03    31-Dec-02    31-Dec-01

ORGANIC                       1.8        1.2           0.9         1.7           1.3        5.6            4.6           3.3
M&A(2)                        -          -             -           0.8           0.9        0.8            1.4           -
                           ----------  ------------  ----------- ------------  ----------  ------------ ------------ ---------------
TOTAL SALES                   1.8        1.2           0.9         2.5           2.2        6.4            6.0           3.3


                                            THREE MONTHS ENDED                                           TWELVE MONTHS ENDED
                           --------------------------------------------------------------  -----------------------------------------
                           31-Dec-02    30-Sep-02    30-June-02    31-Mar-02    31-Dec-01   31-Dec-02    31-Dec-01    31-Dec-00

ORGANIC                       1.3        1.3           0.9         1.1           0.9        4.6            3.3           2.0
M&A(2)                        0.9        0.1           0.2         0.2           -          1.4            -             -
                           ----------  ------------  ----------- ------------  ----------  ------------ ------------ ---------------
TOTAL SALES                   2.2        1.4           1.1         1.3           0.9        6.0            3.3           2.0



1 Full service accumulation sales are defined, for new cases, as an estimate of deposits expected in the first twelve months for new plans, and for existing plans taken over from another carrier, as the transfered assets plus new deposits expected in the first twelve months.

2 M&A refers to business acquired through a formal arrangement with another carrier that is exiting all or part of the full service accumulation business.


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